EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officers of Bullfrog Gold Corp. (the “Company”), does hereby certify, that:

The Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2019 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2019
	By:	/s/ David Beling
Name: David Beling
Title: President and Chief Executive Officer (Principal Executive Officer)
Dated: November 14, 2019
	By:	/s/ Tyler Minnick
Name: Tyler Minnick
Title: Chief Financial Officer (Principal Financial and Accounting Officer)